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                                                                 EXHIBIT 10.17-A


                              FIRST AMENDMENT TO
                       EXCLUSIVE JOINT VENTURE AGREEMENT
                       ---------------------------------

     THIS FIRST AMENDMENT TO EXCLUSIVE JOINT VENTURE AGREEMENT, dated
February 7, 1997, is entered into by and between PROMUS HOTELS, INC., a Delaware corporation ("PHI"), and VISTANA DEVELOPMENT, LTD., a Florida limited partnership ("Vistana").

                                R E C I T A L S:

     A. PHI and Vistana are parties to a certain Exclusive Joint Venture Agreement dated December 24, 1996 (the "Initial Agreement") pursuant to which, among other things, the parties have agreed to jointly develop Vacation Resorts.

     B. PHI and Vistana desire to amend the Initial Agreement as provided herein.

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, have agreed and by these presents do amend the Initial Agreement and agree as follows:

          1. Defined Terms. All capitalized terms used herein shall have the same meanings ascribed to them in the Initial Agreement except as otherwise defined herein to the contrary or unless the context requires otherwise.

          2. Amendments to Section 7 of the Initial Agreement. Sections 7(a) and 7(b) of the Initial Agreement are hereby amended by deleting the date "January 31, 1997" and by substituting therefor the date "February 28, 1997".

          3. Amendment to Section 15 of the Initial Agreement. Section 15(a)(ii) of the Initial Agreement is hereby amended by deleting the date "January 31, 1997" and by substituting therefor the date "February 28, 1997".

          4. Integration of Amendment. Except as provided herein, the Initial Agreement is hereby confirmed and the terms and provisions thereof, unless modified herein, shall remain in full force and effect.

          5. Counterparts. This Amendment may be executed in several counterparts and all so executed shall constitute one
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     agreement binding on the parties hereto, notwithstanding that all the parties are not signatories to the original or the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment, or have caused this First Amendment to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.


                              PROMUS HOTELS, INC.


                              By: /s/ Mark C. Wells
                                  ----------------------------------
                                  Name:  Mark C. Wells
                                         ---------------------------
                                  Title: Senior Vice President
                                         ---------------------------



                              VISTANA DEVELOPMENT, LTD.

                              By: VISTANA CAPITAL HOLDINGS, INC.,
                                  its general partner


                                  By: /s/ Raymond L. Gellein, Jr.
                                      ------------------------------
                                      Name:  Raymond L. Gellein, Jr.
                                             -----------------------
                                      Title: Chairman
                                             -----------------------